SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


          Date of Report (Date of Earliest Event Reported): May 7, 2003


                              Black Box Corporation
               (Exact Name of Registrant as Specified in Charter)



 Delaware                         0-18706                   95-3086563
(State or Other Jurisdiction     (Commission File Number)  (IRS Employer
of Incorporation)                                          Identification No.)


1000 Park Drive
Lawrence, Pennsylvania                                     15055
(Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (724) 746-5500



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Item 7. Financial Statements and Exhibits.
------------------------------------------

        Exhibit Number           Description
        --------------           -----------
        99.1                     Press Release dated May 7, 2003



Item 9. Regulation FD Disclosure (Information Provided Under Item 12).
----------------------------------------------------------------------

     The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition," of Form 8-K in accordance with SEC Release No. 33-8216.

     On May 7, 2003, Black Box Corporation issued a press release announcing its financial results for the quarter and fiscal year ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BLACK BOX CORPORATION



Date:  May 7, 2003                  By:  /s/ Michael McAndrew
                                       -----------------------------------------
                                         Michael McAndrew
                                         Chief Financial Officer, Treasurer and
                                         Principal Accounting Officer



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                                  Exhibit Index
                                  -------------

        Exhibit Number           Description
        --------------           -----------
        99.1                     Press Release dated May 7, 2003